UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): March 10, 2010
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Effective in the quarter ended September 30, 2009, Quanta Services, Inc. began reporting its operating results under four reportable segments: (1) Electric Power Infrastructure Services, (2) Natural Gas and Pipeline Infrastructure Services, (3) Telecommunications Infrastructure Services and (4) Fiber Optic Licensing. The information contained in Exhibit 99.1 to this Current Report on Form 8-K provides quarterly segment data for each of the quarters in 2008 and 2009 in accordance with this updated reportable segment structure and is being provided supplementally for comparability purposes.
     The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Supplemental Segment Data by Quarter for the Years Ended December 31, 2008 and 2009.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTA SERVICES, INC.
Dated: March 10, 2010	By:	/s/ DERRICK A. JENSEN
Derrick A. Jensen
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Supplemental Segment Data by Quarter for the Years Ended December 31, 2008 and 2009.